------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 14, 2000





                       MORGAN STANLEY ABS CAPITAL I INC.
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                          333-64909              13-3939229
----------------------------       ------------------      ----------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                             10036
----------------------                                        ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4000
                                                   ----- --------------
------------------------------------------------------------------------------

Item 5.  Other Events.
----------------------

Filing of Derived Materials.
----------------------------

         In connection with the offering of the Morgan Stanley ABS Capital I Inc. MSDWCC HELOC Trust 2000-1, HELOC Asset-Backed Notes, Series 2000-1 (the "Notes"), Morgan Stanley & Co. Incorporated, as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although Morgan Stanley Dean Witter Credit Corporation provided the Underwriter with certain information regarding the characteristics of the Revolving Credit Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
--------------------------------------------------

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I INC.




                                      By: /s/ James Fadel
                                          -----------------------------
                                          Name:  James Fadel
                                          Title: Vice President



Dated:  August 17, 2000

Exhibit Index
-------------


Exhibit                      Description                               Page
-------                      -----------                               ----

99.1                         Derived Materials                          6

                                 Exhibit 99.1




--------------------------------- --------------------------------------------
Morgan Stanley               [OBJECT OMITTED]                 August 11, 2000
Securitized Products Group




--------------------------------- --------------------------------------------

                            Computational Materials


                                 $196,366,000


                           MSDWCC HELOC Trust 2000-1

                                   HELOC ABS













This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.







------------------------------ ----------------------------------------------
Morgan Stanley            [OBJECT OMITTED]                    August 11, 2000
Securitized Products Group




-----------------------------------------------------------------------------

                    $196,366,000 MSDWCC HELOC Trust 2000-1
        Morgan Stanley Dean Witter Credit Corporation-- Seller/Servicer

                            Transaction Highlights
                            ----------------------

                                                                                 Modified
                                     Expected                                    Duration
                                      Ratings                      Avg Life         To        Payment
                                       (S&P/                          To           Call/      Window To      Day              Price
 Class(1)       Description          Moody's)       Balance      Call/Mty(1)(2)  Mty(1)(2)    Call/Mty(1)(2) Count   Benchmark Talk
=========== =====================   ========== ================ =============  ============= ============= ========= ======== =====

    A        Class A Asset-Backed     AAA/Aaa   $196,366,817      3.52/3.58     2.92/2.95       84/97      Act/360   1-mo. LIBOR  +
                     Notes
----------- ---------------------  ----------  ---------------- ------------- ------------- ------------- --------- ------------- -

Notes:   (1)  The notes are priced to the 10% optional redemption date.
-----
         (2)  Based on the prepayment and draw rate assumptions.  See details below.



Seller:                           Morgan Stanley Dean Witter Credit Corporation

Servicer:                         Morgan Stanley Dean Witter Credit Corporation

Indenture Trustee:                Wells Fargo Bank  Minnesota, N.A.

Owner Trustee:                    Wilmington Trust Company

Manager(s):                       MORGAN STANLEY DEAN WITTER (sole manager)

Expected Pricing Date:            August 11, 2000.  Priced to 10% optional
                                  redemption date.

Expected Settlement Date:         August 23, 2000 through DTC, Euroclear, and
                                  Clearstream.  Settles flat.

Payment Dates:                    The 25th of each month, beginning
                                  September 25, 2000.

Mortgage Loans:                   3,224 of adjustable rate revolving credit
                                  loans with an aggregate unpaid balance of $196,366,817 (as of August 1, 2000 cut-off date) secured by first and second liens on one- to four-family residential properties

Transaction Structure:            60-month managed amortization period (MAP)
                                  followed by rapid amortization period (RAP) in which 100% of principal collections are distributed to the Class A Noteholders

Pricing Speed:                    o    Prepayment Rate: 35% CPR
                                  o    Draw Rate: 20% CPR

Final Payment Date:               September 28, 2010

Credit Enhancement:               100% FSA guaranty and overcollateralization.

Optional Redemption:              Outstanding Class A Note Balance is less than
                                  or equal to 10% of original Class A Note
                                  Balance. The notes are priced to the 10% optional redemption date.

Step-up Coupon:                   The margin on the notes will double after the
                                  10% redemption date if the redemption is not exercised.

Net Funds Cap:                    The notes will be subject to a net funds cap.

Net Funds Cap Carryover
Amount: Net funds cap carryover amount will be payable on the notes. The net funds cap carryover amount will not be covered by the FSA guaranty and will not be addressed by the ratings assigned to the notes by the rating agencies.

Trust Tax Status:                 Owner Trust.

ERISA Eligibility:                The Notes are expected to be ERISA eligible.

SMMEA Eligibility:                The Notes are not SMMEA eligible.



This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               Credit Structure
                               ----------------

o On each payment date, the Investor Percentage of interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:

1.   Indenture and Owner Trustee Fees
2.   Insurer Premium
3.   Class A Interest
4.   Class A Principal
5.   Class A Investor Losses
6.   Class A Overcollateralization Deficit
7.   Any Outstanding Amounts owed to the Insurer
8.   Class A Overcollateralization Requirement
9.   Class A Net Funds Cap Carry-Over Amount
10   Remaining amounts payable to MSDWCC or its affiliate as Certificateholder

The prorata share of interest, losses and principal collections during the MAP period will be based on the Investor Percentage which is the ratio of the outstanding Investor Amount to the Pool Balance.

During the Managed Amortization Period (MAP) period, principal will be allocated on a pro rata basis to investors based on the Investor Percentage. During the Rapid Amortization Period (RAP) period, all principal collections will be paid to the Class A Noteholders.

Interest and losses will be allocated on a pro rata basis based on the Investor Percentage during both the MAP and RAP period.

As of the closing date, the Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments during the MAP period, the Certificateholder Interest will increase by the amount of this differential. The Certificateholder Interest will grow by the amount of draws during the RAP period.

Class A Interest
----------------
The Class A Noteholders will be entitled to receive monthly interest based on a 1-month LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a net funds cap for the related period. The noteholders' interest will generally be payable out of the Investor Percentage of interest collections.

Interest will be payable on an actual/360 day-count basis. Interest will accrue from and including the prior payment date to but excluding the next payment date. On the closing date, interest will accrue from the closing date to the next payment date.

Class A Principal
-----------------
The Class A Investor Percentage of principal will be payable to the noteholders on a monthly basis during the MAP period based on the positive difference between aggregate principal collections and draws or additional balances created during the related collection period. During the RAP period, all principal collections received on the collateral will be paid to the Class A Noteholders.







This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MAP Period
----------
For a period of approximately 60 months from the closing date through the payment date in August 2005, Class A Noteholders shall receive the Investor Percentage of the difference between aggregate principal collections and draws or additional balances created during the related collection period. As mentioned below, the MAP period may terminate earlier due to the occurrence of a Rapid Amortization Event.

RAP Period

Upon the completion of the MAP period or upon the occurrence of a Rapid Amortization Event, Class A Noteholders shall receive all principal collections on the collateral until the Class A Notes are retired in full.

Rapid Amortization Events
-------------------------
The following will constitute Rapid Amortization Events:
1. Breach of representations and warranties or covenants in a material manner which continues unremedied for a specified period of time after written notice
2. Occurrence of certain events of bankruptcy, insolvency or receivership relating to the Seller or Issuer
3. Issuer becomes subject to regulation as an investment company within the meaning of the Investment Company Act of 1940
4. Failure to make a payment or deposit when due under the various Agreements within five business days
5. Aggregate of all draws under the insurance policy exceeds a predetermined amount or percentage
6. Issuer is determined to be an association taxable as a corporation for federal income tax purposes
7.  Any other event specified in the indenture.

Class A Investor Amount
-----------------------
The Class A Investor Amount equals the initial principal amount of the Class A Notes issued minus the amount of principal payments allocated to the Class A Notes (does not include Class A Overcollateralization Requirement) minus Class A Investor Losses.

Certificateholder Interest
--------------------------
The Certificateholder Interest will comprise the Pool Balance in excess of the Class A Investor Amount.

Credit Enhancement
------------------
Credit enhancement consists of the following:
1.  Excess Interest Collections
2.  Overcollateralization Amount
3.  FSA Financial Guaranty Insurance Policy

The insurer will only be required to make a draw under the policy in the event of shortfalls in Class A interest payments, to bring into parity any negative differential between the Class A Investor Amount and the Class A Note Balance and any outstanding Class A Note principal balance on the final payment date (September 28, 2010).

After the initial payment date two and one-half years from the closing date, the overcollateralization may step down to 2x the initial overcollateralization requirement, subject to a 0.5% floor and performance triggers.

Servicer Advances
-----------------
There will be no servicer advances.






This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                     MSDWCC 2000-1 Collateral Description
                     ------------------------------------

Aggregate Pool Balance:                                 $196,366,817

Total Line of Credit:                                   $408,872,309

Available Balance:                                      $212,505,492

Number of Loans:                                        3,224

Average Balance:                                        $60,908

Average Line of Credit:                                 $126,821

Average Available Line of Credit:                       $65,914

Adjustment Type:                                        100% 1 month ARM - Prime Rate

WA Coupon:                                              9.741% (min: 9.000% / max: 15.490%)

WA Gross Margin (ARMs only):                            0.245% (min: 0.000%/ max: 5.990%)

WA Gross Life Cap:                                      17.757%

Average Outstanding Balance:                            $60,908 (min: $1,000/ max: $2,807,006)

WA Utilization Rate:                                    48.02%

Lien Position:                                          26.73% 1st Lien
                                                        73.27% 2nd Lien

WA Original Combined Loan to Value Ratio:               75.14%

WA Junior Ratio:                                        42.45%

WA Original Term:                                       120 months

WA Remaining Term:                                      116.5 months

Property Type:                                          78.61% Single Family
                                                         9.71% PUD
                                                         6.22% Other
                                                         5.46% Condominium

Geographic Distribution (>5%):                          CA-Southern (22.37%)
                                                        CA-Northern (17.91%)
                                                        NY (7.24%)
                                                        FL (6.87%)
                                                        NJ (6.31%)











This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------- ------------------------------------------ -----------------------
ORGAN STANLEY DEAN WITTER        [GRAPHIC OMITTED]             August 11, 2000
Securitized Products Group
----------------------------------- ------------------------------------------


                                   Contacts
                                   --------

         SPG Finance Group                          SPG Capital Markets
                      Phone                                      Phone
                      -----                                      -----
NY:   Steven Shapiro  (212) 761-2146   NY:  Yared Yawand-Wossen  (212) 761-1973
      BJ Grant              761-2152        Richard Onkey              761-2140
                                            Kenneth Lee                761-1783








                                 Please Direct
                          All Questions and Orders to
                            ABS/MBS Capital Markets




















This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.













                          MORGAN STANLEY DEAN WITTER
                                 3,224 records
                             Balance: 196,366,817
                           MSDWCC HELOC Trust 2000-1
                                   HELOC ABS
                                SECURITIZATION

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


Selection Criteria: SECURITIZATION
Table of Contents

1
Source
------
2
Mortgage Rates (%)
------------------
3
Margins (%)
-----------
4
Maximum Mortgage Rates (%)
--------------------------
5
Current Mortgage Loan Principal Balance ($)
-------------------------------------------
6
Credit Limit ($)
----------------
7
Credit Utilization Ratio (%)
----------------------------
8
Combined Original Loan-to-Value Ratio (%)
-----------------------------------------
9
Product
-------
10
Adjustment Type
---------------
11
Index
-----
12
Seasoning
---------
13
Remaining Term to Stated Maturity
---------------------------------
14
Year of Origination
-------------------
15
Maturity Date
-------------
16
Geographic Distribution by Balance
----------------------------------
17
Property Type
-------------
18
Occupancy
---------
19
Lien Position
-------------
20
FICO Score
----------


1.Source

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Source                     Loans          Balance         Balance        Balance        Coupon       only)         Term
Dean Witter Brokerage        1,302      101,293,429.99      51.58         77,798.33        9.677        0.185        120
Direct Mailing- Discover     1,798       81,710,316.50      41.61         45,445.11        9.821        0.321        120
Field                          113        7,129,057.85       3.63         63,089.01        9.923        0.423        120
Private Wealth Clients           7        6,103,468.70       3.11        871,924.10          9.5            0        120
Outbound Telemarketing           2          120,543.59       0.06         60,271.80        11.09         1.59        120
MSO                              2           10,000.00       0.01          5,000.00          9.5            0        120
Total:                       3,224      196,366,816.63        100         60,907.82        9.741        0.245        120




                          Weighted                   Weighted
                          Average                     Average
                          Stated       Weighted      Original      Aggregate       Average        Credit      Percent    Percent
                          Remaining     Average      Combined       Credit         Credit       Utilization   Cashout     Owner
Source                    Term         Seasoning        LTV         Limit          Limit          Ratio        Refi     Occupied
Dean Witter Brokerage     115.9           4.1         75.76     208,744,858.40     160,326.31         48.53        1.3         87.7
Direct Mailing- Discover  117.4           2.6         77.51     179,821,091.00     100,011.73         45.44        2.1         96.6
Field                     115.5           4.5         72.63      12,473,065.25     110,381.11         57.16        5.7           93
Private Wealth Clients    116.3           3.7         88.47       6,970,794.00     995,827.71         87.56          0         80.8
Outbound Telemarketing    110.2           9.8         71.22         300,000.00     150,000.00         40.18          0          100
MSO                       120             0           90.99         562,500.00     281,250.00          1.78          0          100
Total:                    116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Top
---







2.  Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                                              % of                                     Average
                            Number of       Aggregate       Aggregate       Average       Weighted      Margin     Weighted
                             Mortgage       Principal       Principal       Current       Average       (ARMs      Average
Mortgage Rates (%)            Loans          Balance         Balance        Balance        Coupon       only)      Original Term
8.501 - 9.000                      2        133,506.30          0.07       66,753.15            9            0          120
9.001 - 9.500                  1,911    151,404,820.07          77.1       79,228.06          9.5        0.006          120
9.501 - 10.000                    10      1,813,024.09          0.92      181,302.41        9.869        0.358          120
10.001 - 10.500                  888     32,507,935.46         16.55       36,608.04       10.279        0.779          120
10.501 - 11.000                    7        426,868.34          0.22       60,981.19        10.81         1.31          120
11.001 - 11.500                  353      8,471,419.41          4.31       23,998.36       11.224        1.724          120
11.501 - 12.000                    5        154,787.27          0.08       30,957.45       11.992        2.492          120
12.001 - 12.500                   10        354,822.79          0.18       35,482.28       12.378        2.878          120
12.501 - 13.000                    8        188,495.19           0.1       23,561.90        12.72         3.22          120
13.001 - 13.500                    9        286,128.48          0.15       31,792.05       13.269        3.769          120
14.001 - 14.500                   18        474,581.19          0.24       26,365.62       14.243        4.743          120
14.501 - 15.000                    2         51,695.60          0.03       25,847.80       14.767        5.267          120
15.001 - 15.500                    1         98,732.44          0.05       98,732.44        15.49         5.99          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                      Weighted                     Weighted
                       Average                      Average
                       Stated        Weighted      Original        Aggregate      Average        Credit      Percent    Percent
Mortgage Rates        Remaining       Average      Combined          Credit        Credit      Utilization   Cashout     Owner
(%)                     Term         Seasoning        LTV            Limit         Limit          Ratio        Refi    Occupied

8.501 - 9.000             117.3           2.7         34.66         288,000.00     144,000.00      46.36        0          100
9.001 - 9.500             116.5           3.5         76.24     333,953,404.00     174,753.22      45.34      1.8           91
9.501 - 10.00             115.6           4.4         74.28       3,803,400.00     380,340.00      47.67        0           96
10.001 - 10.500             117             3         77.36      57,018,212.00      64,209.70      57.01      1.5           93
10.501 - 11.000           114.3           5.7         71.46         586,000.00      83,714.29      72.84     46.9         55.3
11.001 - 11.500           116.5           3.5         83.45      11,028,303.65      31,241.65      76.82      0.6         93.2
11.501 - 12.000           108.4          11.6          56.4         210,500.00      42,100.00      73.53     18.7         67.8
12.001 - 12.500           117.8           2.2         88.77         534,450.00      53,445.00      66.39        0           65
12.501 - 13.000           108.8          11.2         68.63         328,000.00      41,000.00      57.47        0         85.6
13.001 - 13.500             114             6         95.63         426,700.00      47,411.11      67.06        0         92.3
14.001 - 14.500           116.9           3.1         98.66         537,564.00      29,864.67      88.28        0          100
14.501 - 15.000           116.2           3.8         95.95          59,025.00      29,512.50      87.58        0          100
15.001 - 15.500              97            23         75.49          98,750.00      98,750.00      99.98        0          100
Total:                    116.5           3.5         76.77     408,872,308.65     126,821.44      48.03      1.8         91.4

Minimum: 9,000
Maximum: 15,490
Weighted Average: 9.741


Top
---


3. Margins(%)

                           Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                            Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Margins (%)                  Loans          Balance         Balance        Balance        Coupon       only)         Term
0                              1,899    151,026,860.02         76.91       79,529.68          9.5            0          120
0.001 - 0.500                      9      1,731,161.45          0.88      192,351.27        9.875        0.375          120
0.501 - 1.000                    895     32,883,702.12         16.75       36,741.57        10.27         0.78          120
1.001 - 1.500                      7        426,868.34          0.22       60,981.19        10.81         1.31          120
1.501 - 2.000                    356      8,540,711.94          4.35       23,990.76        11.21        1.724          120
2.001 - 2.500                      7        210,994.77          0.11       30,142.11       11.328        2.494          120
2.501 - 3.000                     12        441,860.34          0.23       36,821.70       11.811        2.853          120
3.001 - 3.500                      8        188,495.19           0.1       23,561.90        12.72         3.22          120
3.501 - 4.000                     10        291,153.23          0.15       29,115.32       13.204        3.769          120
4.501 - 5.000                     18        474,581.19          0.24       26,365.62       14.243        4.743          120
5.001 - 5.500                      2         51,695.60          0.03       25,847.80       14.767        5.267          120
5.501 - 6.000                      1         98,732.44          0.05       98,732.44        15.49         5.99          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120





                     Weighted                     Weighted
                      Average                      Average
                      Stated        Weighted      Original        Aggregate         Average        Credit      Percent     Percent
                     Remaining       Average      Combined          Credit           Credit      Utilization   Cashout      Owner
Margins(%)             Term         Seasoning        LTV            Limit            Limit          Ratio        Refi      Occupied
0                      116.5           3.5         76.19     333,459,706.00     175,597.53         45.29        1.8         91.2
0.001 - 0.500          115.5           4.5         73.77       3,703,400.00     411,488.89         46.75          0         95.8
0.501 - 1.000          117.1           2.9         77.41      57,584,212.00      64,339.90         57.11        1.5         92.7
1.001 - 1.500          114.3           5.7         71.46         586,000.00      83,714.29         72.84       46.9         55.3
1.501 - 2.000          116.5           3.5         83.44      11,148,251.65      31,315.31         76.61        0.5         92.8
2.001 - 2.500          111.2           8.8         60.46         267,000.00      38,142.86         79.03       13.8         49.7
2.501 - 3.000          117.5           2.5         87.17         623,700.00      51,975.00         70.84          0         71.9
3.001 - 3.500          108.8          11.2         68.63         328,000.00      41,000.00         57.47          0         85.6
3.501 - 4.000            114             6         96.12         476,700.00      47,670.00         61.08          0         92.4
4.501 - 5.000          116.9           3.1         98.66         537,564.00      29,864.67         88.28          0          100
5.001 - 5.500          116.2           3.8         95.95          59,025.00      29,512.50         87.58          0          100
5.501 - 6.000             97            23         75.49          98,750.00      98,750.00         99.98          0          100
Total:                 116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4



Maximum: 5.990
Weighted Average: 0.245

Top
---


4. Maximum Mortgage Rates(%)


                                                                                                      Weighted
                                                            % of                                       Average      Weighted
                         Number of         Aggregate       Aggregate       Average       Weighted       Margin      Average
Maximum                  Mortgage         Principal       Principal       Current        Average        (ARMs       Original
Mortgage Rates (%)         Loans            Balance         Balance        Balance        Coupon         only)         Term
11.251 - 11.500                    1          8,447.02             0        8,447.02          9.5            0          120
11.751 - 12.000                   88      6,862,071.38          3.49       77,978.08        9.672        0.172          120
12.251 - 12.500                    2         49,956.00          0.03       24,978.00          9.5            0          120
14.751 - 15.000                    2         71,073.81          0.04       35,536.91        9.726        0.226          120
15.251 - 15.500                    5        340,236.09          0.17       68,047.22        9.785        0.285          120
15.751 - 16.000                   38      2,382,900.41          1.21       62,707.91        9.794        0.294          120
16.251 - 16.500                    2         30,042.89          0.02       15,021.45       10.794        1.294          120
16.751 - 17.000                    7        357,383.20          0.18       51,054.74        9.885        0.385          120
17.751 - 18.000                3,079    186,264,705.83         94.86       60,495.20        9.742        0.247          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                     Weighted                     Weighted
                      Average                      Average
                      Stated        Weighted      Original        Aggregate      Average           Credit      Percent     Percent
Maximum              Remaining       Average      Combined          Credit       Credit         Utilization   Cashout      Owner
Mortgage Rates(%)      Term         Seasoning        LTV            Limit        Limit             Ratio        Refi      Occupied
11.251 - 11.500        113               7          81.1         100,000.00     100,000.00          8.45          0          100
11.751 - 12.000        117               3         80.08      11,154,208.00     126,752.36         61.52          0         63.1
12.251 - 12.500        120               0         76.52         220,000.00     110,000.00         22.71          0         41.9
14.751 - 15.000        107.5          12.5         83.74         139,750.00      69,875.00         50.85          0          100
15.251 - 15.500        118.3           1.7         62.29         576,500.00     115,300.00         59.02          0          100
15.751 - 16.000        115.8           4.2         76.66       3,934,462.00     103,538.47         60.57        2.1         67.3
16.251 - 16.500        118.3           1.7         85.14          30,200.00      15,100.00         99.48          0          100
16.751 - 17.000        117.2           2.8         80.93         424,800.00      60,685.71         84.13       30.8          100
17.751 - 18.000        116.5           3.5         76.66     392,292,388.65     127,409.03         47.48        1.8         92.7
Total:                 116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4



Minimum: 11.500
Maximum: 18.000
Weighted Average: 17.757

Top
---


5. Current Mortgage Loan Principal Balance($)


                                                                                                       Weighted
                                                              % of                                     Average      Weighted
                            Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
Current Mortgage Loan        Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Principal Balance ($)          Loans          Balance         Balance        Balance        Coupon       only)         Term

0.01 - 10,000.00                 636      4,174,922.95          2.13        6,564.34        9.865        0.371          120
10,000.01 - 20,000.00            462      6,933,271.73          3.53       15,007.08         10.2        0.705          120
20,000.01 - 30,000.00            440     11,001,171.82           5.6       25,002.66       10.283        0.799          120
30,000.01 - 40,000.00            324     11,362,001.74          5.79       35,067.91       10.144        0.666          120
40,000.01 - 50,000.00            339     15,405,849.00          7.85       45,444.98       10.072        0.583          120
50,000.01 - 60,000.00            191     10,534,063.59          5.36       55,152.17        9.838        0.338          120
60,000.01 - 70,000.00            134      8,611,002.27          4.39       64,261.21        9.834        0.334          120
70,000.01 - 80,000.00            111      8,291,475.90          4.22       74,697.98         9.82        0.327          120
80,000.01 - 90,000.00             83      7,066,862.08           3.6       85,142.92        9.687        0.184          120
90,000.01 - 100,000.00           148     14,329,730.19           7.3       96,822.50        9.679        0.182          120
100,000.01 - 110,000.00           51      5,330,509.07          2.71      104,519.79        9.566        0.066          120
110,000.01 - 120,000.00           40      4,631,063.81          2.36      115,776.60        9.509        0.009          120
120,000.01 - 130,000.00           36      4,515,745.62           2.3      125,437.38          9.5            0          120
130,000.01 - 140,000.00           23      3,127,085.96          1.59      135,960.26        9.543        0.043          120
140,000.01 - 150,000.00           36      5,261,217.56          2.68      146,144.93        9.642         0.17          120
150,000.01 - 200,000.00           60     10,553,549.03          5.37      175,892.48        9.538        0.038          120
200,000.01 - 250,000.00           21      4,747,244.10          2.42      226,059.24        9.552        0.052          120
250,000.01 - 300,000.00           13      3,611,984.31          1.84      277,844.95        9.649        0.149          120
300,000.01 - 350,000.00           12      3,926,137.70             2      327,178.14         9.58         0.08          120
350,000.01 - 400,000.00           10      3,710,098.37          1.89      371,009.84          9.5            0          120
400,000.01 - 450,000.00            3      1,263,557.24          0.64      421,185.75          9.5            0          120
450,000.01 - 500,000.00            5      2,363,233.93           1.2      472,646.79          9.5            0          120
500,000.01 - 1,000,000.00         29     19,898,922.53         10.13      686,169.74          9.5            0          120
1,000,000.01 - 1,500,000.00       11     12,824,825.20          6.53    1,165,893.20        9.533        0.033          120
1,500,000.01 - 2,000,000.00        3      5,595,759.91          2.85    1,865,253.30          9.5            0          120
2,000,000.01 - 2,500,000.00        2      4,488,525.02          2.29    2,244,262.51          9.5            0          120
2,500,000.01 - 3,000,000.00        1      2,807,006.00          1.43    2,807,006.00          9.5            0          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                          Weighted                  Weighted
                           Average                   Average
                           Stated      Weighted      Original      Aggregate         Average        Credit      Percent   Percent
Current Mortgage Loan     Remaining     Average      Combined        Credit           Credit      Utilization   Cashout    Owner
Principal Balance ($)      Term       Seasoning        LTV          Limit            Limit          Ratio        Refi    Occupied
0.01 - 10,000.00             117.7         2.3         74.42     71,100,840.00     111,793.77          5.87        0.6       96.2
10,000.01 - 20,000.00        117.4         2.6         75.24     36,243,413.00      78,448.95         19.13          1       95.3
20,000.01 - 30,000.00        117           3           74.64     33,710,912.40      76,615.71         32.63        2.9       94.7
30,000.01 - 40,000.00        117.1         2.9         74.08     26,954,010.00      83,191.39         42.15        0.6       97.1
40,000.01 - 50,000.00        116.9         3.1         76.57     26,914,832.25      79,394.79         57.24        2.2       95.8
50,000.01 - 60,000.00        117           3           75.78     19,102,306.00     100,012.07         55.15        0.5       97.3
60,000.01 - 70,000.00        117.2         2.8         77.72     13,561,069.00     101,202.01          63.5          0       97.1
70,000.01 - 80,000.00        117.1         2.9         75.86     13,619,614.00     122,699.23         60.88        1.8       93.6
80,000.01 - 90,000.00        116.9         3.1         78.02     10,698,774.00     128,900.89         66.05        1.3       94.1
90,000.01 - 100,000.00       116.3         3.7         72.75     18,743,361.00     126,644.33         76.45          0       93.9
100,000.01 - 110,000.00      117.1         2.9         74.48      9,141,675.00     179,248.53         58.31        6.1       96.1
110,000.01 - 120,000.00      117.5         2.5         75.41      7,863,500.00     196,587.50         58.89        2.5       97.5
120,000.01 - 130,000.00      117.5         2.5         79.21     11,064,809.00     307,355.81         40.81        2.7        100
130,000.01 - 140,000.00      117.7         2.3         77.95      4,711,000.00     204,826.09         66.38        4.3        100
140,000.01 - 150,000.00      117.2         2.8         79.47      6,323,195.00     175,644.31          83.2        2.7       94.4
150,000.01 - 200,000.00      116.8         3.2         76.31     16,216,700.00     270,278.33         65.08        3.1       92.1
200,000.01 - 250,000.00      117.4         2.6         81.15      5,603,780.00     266,846.67         84.71          0       89.7
250,000.01 - 300,000.00      117.5         2.5         72.19      3,967,999.00     305,230.69         91.03        8.3       91.9
300,000.01 - 350,000.00      116.9         3.1         78.04      6,086,700.00     507,225.00          64.5        7.9       91.1
350,000.01 - 400,000.00      116.2         3.8         81.23      6,791,500.00     679,150.00         54.63          0       71.1
400,000.01 - 450,000.00      118.3         1.7         80.66      1,462,100.00     487,366.67         86.42          0        100
450,000.01 - 500,000.00      116.1         3.9            79      2,698,450.00     539,690.00         87.58          0       80.7
500,000.01 - 1,000,000.00    115.3         4.7         82.03     23,719,269.00     817,905.83         83.89        3.1       82.3
1,000,000.01 - 1,500,000.00  114.4         5.6         77.17     18,022,500.00   1,638,409.09         71.16          0       61.9
1,500,000.01 - 2,000,000.00  112.6         7.4          69.3      5,650,000.00   1,883,333.33         99.04          0        100
2,000,000.01 - 2,500,000.00  115.1         4.9         90.22      4,900,000.00   2,450,000.00          91.6          0        100
2,500,000.01 - 3,000,000.00  119             1         64.52      4,000,000.00   4,000,000.00         70.18          0        100
Total:                       116.5         3.5         76.77    408,872,308.65     126,821.44         48.03        1.8       91.4


Minimum: 1,000.00
Maximum: 2,807,006.00
Average: 60,907.82

Top



6. Credit Limit ($)


                                                                                                     Weighted
                                                             % of                                     Average      Weighted
                           Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                            Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Credit Limit ($)             Loans          Balance         Balance        Balance        Coupon       only)         Term
0.01 - 10,000.00                  17        139,831.87          0.07        8,225.40       11.204        1.704          120
10,000.01 - 20,000.00             81      1,146,308.15          0.58       14,151.95       11.579        2.079          120
20,000.01 - 30,000.00            134      2,721,766.18          1.39       20,311.69       11.315        1.879          120
30,000.01 - 40,000.00            127      3,341,390.68           1.7       26,310.16       11.266        1.798          120
40,000.01 - 50,000.00            554     15,982,156.39          8.14       28,848.66       10.331         0.85          120
50,000.01 - 60,000.00            144      5,164,677.36          2.63       35,865.81       10.206        0.706          120
60,000.01 - 70,000.00            131      5,598,467.65          2.85       42,736.39       10.183        0.683          120
70,000.01 - 80,000.00            135      5,725,134.09          2.92       42,408.40       10.085        0.599          120
80,000.01 - 90,000.00             81      3,817,526.49          1.94       47,129.96       10.041         0.55          120
90,000.01 - 100,000.00           947     35,880,224.03         18.27       37,888.30        9.603        0.104          120
100,000.01 - 110,000.00           51      3,057,202.70          1.56       59,945.15        9.597        0.097          120
110,000.01 - 120,000.00           66      3,913,200.97          1.99       59,290.92        9.511        0.011          120
120,000.01 - 130,000.00           79      5,434,797.13          2.77       68,794.90        9.526        0.026          120
130,000.01 - 140,000.00           40      2,202,899.62          1.12       55,072.49         9.52         0.02          120
140,000.01 - 150,000.00          127      9,256,171.41          4.71       72,883.24        9.613        0.129          120
150,000.01 - 200,000.00          201     15,020,415.20          7.65       74,728.43        9.543        0.045          120
200,000.01 - 250,000.00           90      8,026,859.31          4.09       89,187.33        9.537        0.037          120
250,000.01 - 300,000.00           58      6,350,621.15          3.23      109,493.47        9.553        0.053          120
300,000.01 - 350,000.00           21      2,318,289.75          1.18      110,394.75         9.62         0.12          120
350,000.01 - 400,000.00           31      4,540,595.25          2.31      146,470.81        9.503        0.003          120
400,000.01 - 450,000.00            8      1,714,443.91          0.87      214,305.49          9.5            0          120
450,000.01 - 500,000.00           25      3,271,883.43          1.67      130,875.34        9.524        0.024          120
500,000.01 - 1,000,000.00         48     20,405,287.63         10.39      425,110.16        9.515        0.015          120
1,000,000.01 - 1,500,000.00       16     13,388,965.05          6.82      836,810.32          9.5            0          120
1,500,000.01 - 2,000,000.00        6      8,305,347.16          4.23    1,384,224.53          9.5            0          120
2,000,000.01 - 2,500,000.00        2      4,488,525.02          2.29    2,244,262.51          9.5            0          120
2,500,000.01 - 3,000,000.00        2      2,224,666.61          1.13    1,112,333.31        9.689        0.189          120
3,500,000.01 - 4,000,000.00        1      2,807,006.00          1.43    2,807,006.00          9.5            0          120
5,500,000.01 - 6,000,000.00        1        122,156.44          0.06      122,156.44          9.5            0          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120








                           Weighted                  Weighted
                          Average                     Average
                           Stated      Weighted      Original       Aggregate         Average        Credit      Percent   Percent
                          Remaining     Average      Combined        Credit           Credit      Utilization   Cashout     Owner
Credit Limit ($)            Term       Seasoning        LTV          Limit            Limit          Ratio        Refi    Occupied
0.01 - 10,000.00              116.5        3.6         85.23       153,040.00       9,002.35         91.37          0         92.8
10,000.01 - 20,000.00         117.2        2.8         86.53     1,356,138.00      16,742.44         84.53          0           96
20,000.01 - 30,000.00         116.1        3.9            79     3,510,153.40      26,195.17         77.54        1.7         92.1
30,000.01 - 40,000.00           117          3         87.43     4,493,357.00      35,380.76         74.36          0         94.7
40,000.01 - 50,000.00         116.8        3.2         73.41    27,305,769.25      49,288.39         58.53        1.5         96.7
50,000.01 - 60,000.00         117.3        2.7         81.45     8,169,423.00      56,732.10         63.22          0         95.9
60,000.01 - 70,000.00         116.9        3.1         85.45     8,660,910.00      66,113.82         64.64        0.8         98.3
70,000.01 - 80,000.00           117          3         81.58    10,241,082.00      75,859.87          55.9        1.7         96.6
80,000.01 - 90,000.00         117.2        2.8         85.76     6,955,994.00      85,876.47         54.88          0         93.4
90,000.01 - 100,000.00          117          3         68.85    94,478,537.00      99,766.14         37.98        1.1         94.7
100,000.01 - 110,000.00         117          3         82.31     5,405,708.00     105,994.27         56.56        3.6         95.5
110,000.01 - 120,000.00       117.1        2.9         79.11     7,727,771.00     117,087.44         50.64        3.4         99.3
120,000.01 - 130,000.00       117.6        2.4         76.75     9,954,236.00     126,002.99          54.6        2.2         97.8
130,000.01 - 140,000.00       117.7        2.3         87.79     5,462,580.00     136,564.50         40.33          0          100
140,000.01 - 150,000.00         117          3         74.27    18,952,120.00     149,229.29         48.84          3         96.6
150,000.01 - 200,000.00         117          3         76.86    37,015,141.00     184,154.93         40.58        3.5         92.9
200,000.01 - 250,000.00       117.5        2.5         77.55    21,120,065.00     234,667.39         38.01        1.7         93.5
250,000.01 - 300,000.00       117.6        2.4          73.9    16,870,150.00     290,864.66         37.64        5.5         93.1
300,000.01 - 350,000.00       118.2        1.8         77.86     7,017,500.00     334,166.67         33.04          0         84.8
350,000.01 - 400,000.00       117.3        2.7         80.25    12,051,800.00     388,767.74         37.68        8.3         70.4
400,000.01 - 450,000.00       118.4        1.6         72.46     3,491,700.00     436,462.50          49.1          0         99.4
450,000.01 - 500,000.00       116.4        3.6         71.56    12,328,315.00     493,132.60         26.54        0.4         97.4
500,000.01 - 1,000,000.00     115.7        4.3         82.64    34,404,013.00     716,750.27         59.31          3           88
1,000,000.01 - 1,500,000.00   114.5        5.5         79.03    19,758,306.00   1,234,894.13         67.76          0         61.2
1,500,000.01 - 2,000,000.00   112.2        7.8          72.8    11,538,500.00   1,923,083.33         71.98          0         85.2
2,000,000.01 - 2,500,000.00   115.1        4.9         90.22     4,900,000.00   2,450,000.00          91.6          0          100
2,500,000.01 - 3,000,000.00     115          5         75.21     5,550,000.00   2,775,000.00         40.09          0          100
3,500,000.01 - 4,000,000.00     119          1         64.52     4,000,000.00   4,000,000.00         70.18          0          100
5,500,000.01 - 6,000,000.00     120          0         64.06     6,000,000.00   6,000,000.00          2.04          0          100
Total:                        116.5        3.5         76.77   408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 5,500.00
Maximum: 6,000,000.00
Average: 126,821.44
Total: 408,872,308.65

Top



7. Credit Utilization Ratio (%)

                                                                                                      Weighted
                                                             % of                                      Average      Weighted
Credit                      Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
Utilization                 Mortgage       Principal       Principal       Current         Average       (ARMs       Original
Ratio (%)                     Loans          Balance         Balance        Balance        Coupon        only)        Term
0.01 - 5.00                      275      1,471,353.07          0.75        5,350.37        9.535        0.035          120
5.01 - 10.00                     250      2,437,936.15          1.24        9,751.74        9.591        0.094          120
10.01 - 15.00                    204      3,406,739.63          1.73       16,699.70        9.639        0.144          120
15.01 - 20.00                    195      3,938,185.78          2.01       20,195.82        9.675         0.18          120
20.01 - 25.00                    131      3,748,141.60          1.91       28,611.77         9.61         0.11          120
25.01 - 30.00                    137      4,743,986.40          2.42       34,627.64        9.648        0.148          120
30.01 - 35.00                     99      3,572,725.32          1.82       36,088.13        9.655        0.155          120
35.01 - 40.00                    126      6,326,611.70          3.22       50,211.20        9.701        0.201          120
40.01 - 45.00                    122      7,036,445.02          3.58       57,675.78        9.621        0.134          120
45.01 - 50.00                    111      6,526,694.86          3.32       58,799.05        9.644        0.144          120
50.01 - 55.00                    117      8,201,049.68          4.18       70,094.44        9.667        0.167          120
55.01 - 60.00                     97      4,846,248.49          2.47       49,961.32        9.814        0.314          120
60.01 - 65.00                     89      5,860,518.61          2.98       65,848.52        9.763        0.276          120
65.01 - 70.00                     87      7,383,876.09          3.76       84,872.14        9.702        0.202          120
70.01 - 75.00                     94      9,292,957.39          4.73       98,861.25        9.704        0.204          120
75.01 - 80.00                     75      6,889,226.34          3.51       91,856.35        9.782        0.287          120
80.01 - 85.00                     87      8,993,179.46          4.58      103,369.88        9.706        0.203          120
85.01 - 90.00                    125     13,964,243.46          7.11      111,713.95        9.745        0.245          120
90.01 - 95.00                    136     12,900,077.86          6.57       94,853.51        9.752        0.252          120
95.01 - 100.00                   641     72,227,409.85         36.78      112,679.27        9.803         0.31          120
100.01 - 105.00                   26      2,599,209.87          1.32       99,969.61        9.859        0.416          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120



                     Weighted                      Weighted
                      Average                      Average
Credit                Stated         Weighted      Original        Aggregate         Average        Credit      Percent    Percent
Utilization          Remaining       Average      Combined          Credit           Credit      Utilization   Cashout     Owner
Ratio(%)                Term         Seasoning        LTV            Limit            Limit          Ratio        Refi    Occupied
0.01 - 5.00                118             2         71.92      54,095,436.00     196,710.68          2.72          2         94.4
5.01 - 10.00             117.1           2.9         73.15      30,547,683.00     122,190.73          7.98        0.3         96.5
10.01 - 15.00            116.7           3.3         75.01      27,544,897.00     135,024.00         12.37        2.1         97.9
15.01 - 20.00            117.1           2.9         73.62      22,349,108.00     114,610.81         17.62        3.8         93.9
20.01 - 25.00            117.3           2.7         73.33      16,730,972.00     127,717.34          22.4        1.4         97.3
25.01 - 30.00            117.3           2.7         77.95      17,147,123.00     125,161.48         27.67          2         91.6
30.01 - 35.00            117.1           2.9         69.64      11,029,631.00     111,410.41         32.39        0.9         98.9
35.01 - 40.00            117.3           2.7         72.29      16,765,236.00     133,057.43         37.74          0         94.8
40.01 - 45.00            116.4           3.6         75.76      16,566,535.00     135,791.27         42.47          0         97.9
45.01 - 50.00            117.1           2.9         76.97      13,641,245.00     122,894.10         47.85        3.3         97.7
50.01 - 55.00            116.1           3.9         75.68      15,575,681.00     133,125.48         52.65        1.3         90.2
55.01 - 60.00            117.2           2.8         70.64       8,487,235.00      87,497.27          57.1        3.5         92.3
60.01 - 65.00            115.3           4.7         74.18       9,387,406.00     105,476.47         62.43          0         75.5
65.01 - 70.00            116.3           3.7         72.15      10,906,873.00     125,366.36          67.7        1.1         87.9
70.01 - 75.00            117.6           2.4         72.38      12,898,401.00     137,217.03         72.05        0.2         93.3
75.01 - 80.00            115.9           4.1          75.3       8,900,004.00     118,666.72         77.41        6.7         97.6
80.01 - 85.00            116.5           3.5          79.4      10,833,039.00     124,517.69         83.02          0         93.4
85.01 - 90.00            117.5           2.5          79.9      15,904,334.00     127,234.67          87.8        7.3         88.6
90.01 - 95.00            117.2           2.8         79.13      13,891,876.00     102,146.15         92.86          0         89.2
95.01 - 100.00           115.9           4.1         79.25      73,075,618.65     114,002.53         98.84        1.4           90
100.01 - 105.00          117.9           2.1         62.33       2,593,975.00      99,768.27         100.2          0         94.4
Total:                   116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 0.47
Maximum: 102.56
Weighted Average: 48.03

Top



8. Combined Original Loan-to-Value Ratio (%)



                                                                                                     Weighted
                                                             % of                                     Average      Weighted
Combined                   Number of        Aggregate       Aggregate      Average       Weighted      Margin      Average
Original                   Mortgage        Principal       Principal       Current       Average       (ARMs       Original
Loan-to-Value Ratio (%)      Loans          Balance         Balance        Balance        Coupon       only)         Term
0.01 - 5.00                        1         25,000.00          0.01       25,000.00       11.125        1.625          120
5.01 - 10.00                       4        178,740.58          0.09       44,685.15        9.804        0.304          120
10.01 - 15.00                     16        430,978.61          0.22       26,936.16         9.92         0.42          120
15.01 - 20.00                     18        720,784.69          0.37       40,043.59        9.643        0.212          120
20.01 - 25.00                     26      1,002,809.39          0.51       38,569.59        9.738        0.238          120
25.01 - 30.00                     35      1,647,826.87          0.84       47,080.77        9.644        0.144          120
30.01 - 35.00                     50      2,197,622.88          1.12       43,952.46        9.729        0.229          120
35.01 - 40.00                     47      2,537,154.68          1.29       53,982.01        9.648        0.148          120
40.01 - 45.00                     69      2,911,726.35          1.48       42,198.93        9.584        0.084          120
45.01 - 50.00                     99      6,097,583.53          3.11       61,591.75        9.674        0.174          120
50.01 - 55.00                     96      3,691,550.36          1.88       38,453.65         9.83         0.33          120
55.01 - 60.00                    123      5,539,562.65          2.82       45,037.09        9.684        0.184          120
60.01 - 65.00                    155     11,908,236.49          6.06       76,827.33        9.603        0.103          120
65.01 - 70.00                    185     11,104,122.98          5.65       60,022.29        9.652        0.156          120
70.01 - 75.00                    226     16,770,282.02          8.54       74,204.79        9.664        0.175          120
75.01 - 80.00                    328     22,718,009.09         11.57       69,262.22        9.807        0.319          120
80.01 - 85.00                    440     25,536,637.75            13       58,037.81        9.695        0.203          120
85.01 - 90.00                  1,255     76,724,920.25         39.07       61,135.39        9.762        0.264          120
90.01 - 95.00                     17      2,669,589.46          1.36      157,034.67        9.738        0.238          120
95.01 - 100.00                    32      1,858,867.42          0.95       58,089.61       11.465        1.965          120
105.01 - 110.00                    1         89,785.83          0.05       89,785.83          9.5            0          120
110.01 >=                          1          5,024.75             0        5,024.75          9.5         3.75          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120





                        Weighted                     Weighted
                         Average                      Average
Combined                 Stated        Weighted      Original        Aggregate      Average        Credit      Percent    Percent
Original               Remaining       Average       Combined          Credit        Credit      Utilization   Cashout      Owner
Loan-to-Value Ratio(%)    Term         Seasoning        LTV            Limit        Limit          Ratio        Refi      Occupied
                                                                                                                             <C<
0.01 - 5.00                117             3          4.72          25,000.00      25,000.00           100        100          100
5.01 - 10.00             118.2           1.8          8.48         324,000.00      81,000.00         55.17          0         79.6
10.01 - 15.00            117.9           2.1         13.25       1,294,250.00      80,890.63          33.3          0          100
15.01 - 20.00            117.4           2.6         17.16       1,552,000.00      86,222.22         46.44          0         96.5
20.01 - 25.00            115.5           4.5         23.07       2,877,000.00     110,653.85         34.86        3.3         75.4
25.01 - 30.00            117.8           2.2          27.7       3,672,000.00     104,914.29         44.88        3.6         98.5
30.01 - 35.00            117.2           2.8         32.59       5,540,000.00     110,800.00         39.67        3.4         91.8
35.01 - 40.00            118.4           1.6         36.78       6,210,000.00     132,127.66         40.86        5.7           99
40.01 - 45.00              117             3         42.38       7,608,000.00     110,260.87         38.27        0.3         96.8
45.01 - 50.00            117.9           2.1         47.77      13,576,999.00     137,141.40         44.91        0.2         94.4
50.01 - 55.00            117.1           2.9         52.73       9,930,935.25     103,447.24         37.17        0.3         97.1
55.01 - 60.00            116.9           3.1         57.45      13,271,000.00     107,894.31         41.74        5.8         96.7
60.01 - 65.00            115.6           4.4            63      30,658,000.00     197,793.55         38.84        3.2         96.7
65.01 - 70.00            116.9           3.1         67.47      25,082,100.00     135,578.92         44.27        3.3           90
70.01 - 75.00            114.8           5.2         73.16      37,345,172.00     165,244.12         44.91        3.1           74
75.01 - 80.00            116.1           3.9         78.15      43,590,940.00     132,899.21         52.12        4.7         90.8
80.01 - 85.00            114.7           5.3         83.42      55,612,157.00     126,391.27         45.92        0.1           94
85.01 - 90.00            117.6           2.4         88.94     144,172,341.40     114,878.36         53.22        0.6         93.1
90.01 - 95.00            114.5           5.5         91.61       3,822,350.00     224,844.12         69.84          0         97.3
95.01 - 100.00           115.3           4.7         97.99       2,383,064.00      74,470.75            78          0         56.9
105.01 - 110.00            116             4        108.56         275,000.00     275,000.00         32.65          0          100
110.01 >=                  114             6         124.3          50,000.00      50,000.00         10.05          0          100
Total:                   116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 4.72
Maximum: 124.30
Weighted Average by Credit Limit: 75.14

Top



9. Product

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                          Number of       Aggregate       Aggregate      Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Product                    Loans          Balance         Balance        Balance        Coupon       only)         Term

Arm 10 Year/IO              3,224      196,366,816.63          100       60,907.82      9.741        0.245          120
Total:                      3,224      196,366,816.63          100       60,907.82      9.741        0.245          120




                 Weighted                     Weighted
                  Average                      Average
                 Stated         Weighted      Original        Aggregate      Average          Credit      Percent     Percent
                 Remaining       Average      Combined          Credit       Credit        Utilization   Cashout      Owner
Product            Term         Seasoning        LTV            Limit        Limit             Ratio        Refi      Occupied
Arm 10 Year/IO     116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4
Total:             116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Top
---


10. Adjustment Type


                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Adjustment Type            Loans          Balance         Balance        Balance        Coupon       only)         Term
ARM                          3,224     196,366,816.63          100       60,907.82        9.741        0.245          120
Total:                       3,224     196,366,816.63          100       60,907.82        9.741        0.245          120




                     Weighted                       Weighted
                      Average                        Average
                      Stated        Weighted        Original        Aggregate         Average      Credit       Percent    Percent
                     Remaining       Average         Combined        Credit           Credit      Utilization   Cashout     Owner
Adjustment Type        Term         Seasoning          LTV           Limit            Limit        Ratio        Refi      Occupied
ARM                   116.5            3.5             76.77        408,872,308.65     126,821.44      48.03        1.8      91.4
Total:                116.5            3.5             76.77        408,872,308.65     126,821.44      48.03        1.8      91.4





Top
---


11. Index

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Index                      Loans          Balance         Balance        Balance        Coupon       only)         Term
Prime Rate -WSJ             3,224      196,366,816.63       100          60,907.82        9.741        0.245          120
Total:                      3,224      196,366,816.63       100          60,907.82        9.741        0.245          120




                       Weighted                     Weighted
                       Average                      Average
                       Stated         Weighted      Original        Aggregate         Average        Credit      Percent   Percent
                      Remaining       Average      Combined          Credit           Credit      Utilization   Cashout    Owner
Index                    Term         Seasoning        LTV            Limit            Limit          Ratio        Refi   Occupied
Prime Rate -WSJ           116.5           3.5         76.77        408,872,308.65     126,821.44     48.03         1.8       91.4
Total:                    116.5           3.5         76.77        408,872,308.65     126,821.44     48.03         1.8       91.4





Top
---


12. Seasoning


                                                                                               Weighted
                                                       % of                                     Average      Weighted
                    Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                     Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Seasoning             Loans          Balance         Balance        Balance        Coupon       only)         Term
0                        498        20,133,655.44      10.25       40,429.03        9.759        0.259          120
03-Jan                 2,041       117,261,355.74      59.72       57,452.89        9.763        0.268          120
06-Apr                   373        30,522,557.55      15.54       81,829.91        9.614        0.122          120
09-Jul                   156        13,529,653.63       6.89       86,728.55         9.68         0.18          120
12-Oct                    84         7,597,497.20       3.87       90,446.40         9.86         0.36          120
13 - 15                   70         7,205,540.58       3.67      102,936.29        9.778        0.278          120
16 - 18                    1            17,824.05       0.01       17,824.05         10.5            1          120
22 - 24                    1            98,732.44       0.05       98,732.44        15.49         5.99          120
Total:                 3,224       196,366,816.63        100       60,907.82        9.741        0.245          120





                 Weighted                     Weighted
                 Average                      Average
                 Stated        Weighted      Original        Aggregate      Average        Credit      Percent       Percent
                Remaining       Average      Combined          Credit        Credit      Utilization   Cashout        Owner
Seasoning         Term         Seasoning        LTV            Limit         Limit          Ratio        Refi        Occupied
0                   120             0         73.58      68,614,463.00     137,780.05         29.34        3.5         94.4
03-Jan            117.9           2.1         76.42     222,817,256.65     109,170.63         52.63        1.7         94.4
06-Apr            115.4           4.6          81.8      64,983,777.00     174,219.24         46.97        1.9         84.4
09-Jul              112             8         76.13      28,097,159.00     180,109.99         48.15        0.2         91.9
12-Oct            109.5          10.5         76.28      11,789,907.00     140,356.04         64.44          1           74
13 - 15           105.8          14.2         71.63      12,323,996.00     176,057.09         58.47          2         81.2
16 - 18             103            17         84.98         147,000.00     147,000.00         12.13          0          100
22 - 24              97            23         75.49          98,750.00      98,750.00         99.98          0          100
Total:            116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 0
Maximum: 23
Weighted Average: 3.5

Top
---



13. Remaining Term to Stated Maturity

                                                                                                    Weighted
                                                           % of                                     Average        Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin        Average
Remaining Term            Mortgage       Principal       Principal       Current       Average       (ARMs         Original
to Stated Maturity         Loans          Balance         Balance        Balance        Coupon       only)           Term
97 - 99                            1         98,732.44          0.05       98,732.44        15.49         5.99          120
103 - 105                         18      2,619,665.39          1.33      145,536.97        9.661        0.161          120
106 - 108                         74      5,480,395.30          2.79       74,059.40        9.934        0.434          120
109 - 111                         97     12,146,729.00          6.19      125,224.01        9.738        0.238          120
112 - 114                        168     13,659,661.45          6.96       81,307.51        9.631        0.132          120
115 - 117                      1,074     66,478,109.19         33.85       61,897.68        9.719        0.226          120
118 - 120                      1,792     95,883,523.86         48.83       53,506.43        9.757        0.262          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                       Weighted                     Weighted
                        Average                      Average
                        Stated        Weighted      Original        Aggregate         Average        Credit      Percent   Percent
Remaining Term         Remaining       Average      Combined          Credit           Credit      Utilization   Cashout    Owner
to Stated Maturity       Term         Seasoning        LTV            Limit            Limit          Ratio        Refi   Occupied
97 - 99                    97            23         75.49          98,750.00      98,750.00         99.98          0          100
103 - 105                 105            15         65.29       3,155,500.00     175,305.56         83.02          0         99.1
106 - 108               106.6          13.4         74.78      10,769,721.00     145,536.77         50.89        3.2         74.9
109 - 111               110.3           9.7         76.62      19,036,811.00     196,255.78         63.81        0.4         76.2
112 - 114               113.2           6.8         79.19      29,952,993.00     178,291.63          45.6        0.3         86.4
115 - 117               116.5           3.5         79.43     127,637,223.40     118,842.85         52.08        2.1         92.8
118 - 120               118.7           1.3         75.02     218,221,310.25     121,775.28         43.94        1.9         93.7
Total:                  116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4



Minimum: 97
Maximum: 120
Weighted Average: 116.5

Top
---




14. Year of Origination

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Year of Origination        Loans          Balance         Balance        Balance        Coupon       only)         Term
1998                            1         98,732.44          0.05       98,732.44        15.49         5.99          120
1999                          316     28,484,055.07         14.51       90,139.41        9.755        0.255          120
2000                        2,907    167,784,029.12         85.44       57,717.24        9.735         0.24          120
Total:                      3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                         Weighted                  Weighted
                         Average                   Average
                          Stated      Weighted     Original      Aggregate         Average        Credit      Percent     Percent
                         Remaining     Average     Combined        Credit           Credit      Utilization   Cashout      Owner
Year of Origination        Term       Seasoning      LTV          Limit            Limit          Ratio        Refi      Occupied

1998                       97          23           75.49          98,750.00      98,750.00         99.98          0          100
1999                    109.8        10.2           74.93      52,768,562.00     166,989.12         53.98        0.9         84.3
2000                    117.7         2.3           77.08     356,004,996.65     122,464.74         47.13        1.9         92.6
Total:                  116.5         3.5           76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 1998-08-01
Maximum: 2000-07-31
Weighted Average: 2000-03-26

Top
---


15. Maturity Date

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                       Number of         Aggregate       Aggregate       Average       Weighted      Margin      Average
Maturity                Mortgage         Principal       Principal       Current       Average       (ARMs       Original
Date                     Loans            Balance         Balance        Balance        Coupon       only)         Term
2008                           1           98,732.44          0.05       98,732.44        15.49         5.99          120
2009                         244       23,584,772.34         12.01       96,658.90        9.773        0.273          120
2010                       2,979      172,683,311.85         87.94       57,966.87        9.733        0.238          120
Total:                     3,224      196,366,816.63           100       60,907.82        9.741        0.245          120





             Weighted                     Weighted
              Average                      Average
              Stated        Weighted      Original        Aggregate      Average        Credit      Percent     Percent
Maturity     Remaining       Average      Combined          Credit       Credit      Utilization   Cashout      Owner
Date           Term         Seasoning        LTV            Limit         Limit          Ratio        Refi      Occupied
2008             97            23         75.49          98,750.00      98,750.00         99.98          0          100
2009          109.1          10.9         74.64      41,986,702.00     172,076.65         56.17        1.1         81.6
2010          117.6           2.4         77.06     366,786,856.65     123,124.15         47.08        1.9         92.7
Total:        116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4




Minimum: 2008-09-07
Maximum: 2010-09-04
Weighted Average: 2010-05-03

Top
---


16. Geographic Distribution by Balance

                                                                                                      Weighted
                                                              % of                                     Average      Weighted
Geographic                  Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
Distribution                 Mortgage       Principal       Principal       Current       Average       (ARMs       Original
by Balance                    Loans          Balance         Balance        Balance        Coupon       only)         Term
California-Southern              610       43,934,623.90         22.37       72,023.97        9.692        0.193          120
California-Northern              536       35,162,645.53         17.91       65,601.95        9.621        0.121          120
New York                         218       14,208,521.45          7.24       65,176.70        9.848        0.355          120
Florida                          173       13,484,662.31          6.87       77,946.02         9.76        0.259          120
New Jersey                       176       12,399,720.64          6.31       70,452.96        9.683        0.194          120
Massachusetts                     89        7,652,206.80           3.9       85,979.85         9.66         0.16          120
Illinois                         130        5,876,212.02          2.99       45,201.63        9.881        0.381          120
Georgia                           88        5,646,722.25          2.88       64,167.30        9.776          0.3          120
Colorado                         101        5,513,844.61          2.81       54,592.52        9.703        0.233          120
Michigan                         108        5,283,658.27          2.69       48,922.76        9.761        0.278          120
Other                            995       47,203,998.85         24.04       47,441.20        9.847        0.351          120
Total:                         3,224      196,366,816.63           100       60,907.82        9.741        0.245          120





                     Weighted                     Weighted
                     Average                      Average
Geographic            Stated        Weighted      Original        Aggregate         Average        Credit      Percent     Percent
Distribution        Remaining       Average      Combined          Credit           Credit      Utilization   Cashout      Owner
by Balance            Term         Seasoning        LTV            Limit            Limit          Ratio        Refi      Occupied
California-Southern    116.2           3.8         78.52      94,103,365.00     154,267.81         46.69        0.7         94.3
California-Northern    116.9           3.1         75.78      87,573,498.00     163,383.39         40.15        0.7         94.8
New York               116.2           3.8         72.24      24,682,628.00     113,223.06         57.56        2.8         86.8
Florida                116.3           3.7         72.39      22,107,672.00     127,790.01            61        2.9         82.2
New Jersey             116.5           3.5         76.69      24,458,438.00     138,968.40          50.7        2.6         98.1
Massachusetts          116.2           3.8          79.1      12,579,208.00     141,339.42         60.83          0         56.4
Illinois               117.1           2.9         76.83      11,954,967.00      91,961.28         49.15        0.5         99.1
Georgia                116.5           3.5         79.68       9,673,422.00     109,925.25         58.37       10.9         84.2
Colorado               117             3           76.27      11,517,103.40     114,030.73         47.88        4.4         86.8
Michigan               117             3           77.31      11,027,984.00     102,110.96         47.91        1.5         96.6
Other                  116.7           3.3         77.77      99,194,023.25      99,692.49         47.59        1.8         93.9
Total:                 116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4


Number of States Represented: 48

Top
---



17. Property Type

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
Property Type              Loans          Balance         Balance        Balance        Coupon       only)         Term
Single Family Residence        2,693    154,364,924.64         78.61       57,320.80        9.752        0.256          120
PUD                              258     19,065,859.07          9.71       73,898.68        9.679        0.179          120
Other                            101     12,206,480.44          6.22      120,856.24        9.632        0.136          120
Condo                            172     10,729,552.48          5.46       62,381.12        9.819        0.333          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120




                           Weighted                     Weighted
                           Average                      Average
                            Stated        Weighted      Original     Aggregate         Average      Credit      Percent     Percent
                          Remaining       Average      Combined       Credit           Credit     Utilization   Cashout      Owner
Property Type                Term         Seasoning        LTV        Limit            Limit        Ratio        Refi      Occupied
Single Family Residence      116.6           3.4         75.97     335,524,140.25     124,591.21     46.01        2.1         93.4
PUD                          116.9           3.1         80.94      35,815,854.40     138,821.14     53.23        0.3         89.5
Other                        115.9           4.1         76.88      18,379,898.00     181,979.19     66.41        0.4         86.8
Condo                        116.2           3.8         80.72      19,152,416.00     111,351.26     56.02        0.8         70.5
Total:                       116.5           3.5         76.77     408,872,308.65     126,821.44     48.03        1.8         91.4



Top
---


18. Occupancy


                                                                                                    Weighted
                                                           % of                                     Average         Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin         Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs          Original
Occupancy                  Loans          Balance         Balance        Balance        Coupon       only)             Term
Primary                        3,076    179,447,729.41         91.38       58,338.01        9.741        0.244          120
Second Home                      103     13,412,154.30          6.83      130,215.09        9.605        0.108          120
Investment                        45      3,506,932.92          1.79       77,931.84       10.247        0.839          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120






             Weighted                     Weighted
              Average                      Average
              Stated        Weighted      Original        Aggregate      Average        Credit      Percent     Percent
             Remaining       Average      Combined          Credit       Credit      Utilization   Cashout      Owner
Occupancy      Term         Seasoning        LTV            Limit        Limit          Ratio        Refi      Occupied
Primary        116.7           3.3         76.67     380,795,421.65     123,795.65         47.12        1.8          100
Second Home    114.6           5.4          78.3      22,522,537.00     218,665.41         59.55          1            0
Investment     116.7           3.3         76.07       5,554,350.00     123,430.00         63.14        4.3            0
Total:         116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4



Top
---


19. Lien Position


                                                                                                    Weighted
                                                           % of                                     Average         Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin         Average
Lien                      Mortgage       Principal       Principal       Current       Average       (ARMs          Original
Position                   Loans          Balance         Balance        Balance        Coupon       only)             Term

1                                618     52,485,134.11         26.73       84,927.40        9.612        0.117          120
2                              2,606    143,881,682.52         73.27       55,211.70        9.788        0.292          120
Total:                         3,224    196,366,816.63           100       60,907.82        9.741        0.245          120





           Weighted                     Weighted
           Average                      Average
           Stated         Weighted      Original        Aggregate         Average        Credit      Percent     Percent
Lien       Remaining       Average      Combined          Credit           Credit      Utilization   Cashout      Owner
Position     Term         Seasoning        LTV            Limit            Limit          Ratio        Refi      Occupied
1          116.7            3.3            67.55         106,209,922.25     171,860.72     49.42        6.7           81
2          116.5            3.5            80.13         302,662,386.40     116,140.59     47.54          0         95.2
Total:     116.5            3.5            76.77         408,872,308.65     126,821.44     48.03        1.8         91.4



Top
---


20. FICO Score

                                                                                                    Weighted
                                                           % of                                     Average      Weighted
                         Number of       Aggregate       Aggregate       Average       Weighted      Margin      Average
                          Mortgage       Principal       Principal       Current       Average       (ARMs       Original
FICO Score                 Loans          Balance         Balance        Balance        Coupon       only)         Term
0                              4        408,564.63          0.21      102,141.16        9.536        0.036          120
501 - 525                      3        303,101.71          0.15      101,033.90        9.613        0.113          120
526 - 550                     16      1,250,622.40          0.64       78,163.90         9.87         0.49          120
551 - 575                     25      1,132,414.68          0.58       45,296.59       10.114        0.739          120
576 - 600                     93      5,026,561.03          2.56       54,049.04       10.363         0.87          120
601 - 625                    140     11,595,986.84          5.91       82,828.48        9.954        0.456          120
626 - 650                    142     10,777,376.47          5.49       75,897.02        9.782        0.282          120
651 - 675                    309     17,471,057.87           8.9       56,540.64        9.918        0.419          120
676 - 700                    482     31,794,110.20         16.19       65,962.88        9.751        0.253          120
701 - 725                    535     29,853,783.05          15.2       55,801.46        9.735        0.241          120
726 - 750                    511     35,485,915.32         18.07       69,444.06        9.639        0.139          120
751 - 775                    487     25,661,857.54         13.07       52,693.75        9.626        0.132          120
776 - 800                    406     23,039,159.10         11.73       56,746.70        9.606        0.111          120
801 - 825                     69      2,492,540.22          1.27       36,123.77         9.69         0.19          120
826 - 850                      2         73,765.57          0.04       36,882.79        10.25         0.75          120
Total:                     3,224    196,366,816.63           100       60,907.82        9.741        0.245          120






                Weighted                     Weighted
                 Average                      Average
                 Stated        Weighted      Original        Aggregate         Average        Credit      Percent     Percent
                Remaining       Average      Combined          Credit           Credit      Utilization   Cashout      Owner
FICO Score        Term         Seasoning        LTV            Limit            Limit          Ratio        Refi      Occupied
0                  117.1           2.9         75.76         580,000.00     145,000.00         70.44          0          100
501 - 525          112.8           7.2         46.65         312,000.00     104,000.00         97.15          0         39.2
526 - 550          116.1           3.9         78.72       1,415,906.00      88,494.13         88.33          0           96
551 - 575          112.7           7.3         79.15       1,627,038.00      65,081.52          69.6          0         98.5
576 - 600          112.2           7.8         75.13       6,312,041.00      67,871.41         79.63        0.6         89.8
601 - 625          115.2           4.8         74.82      13,464,354.00      96,173.96         86.12        7.2         92.8
626 - 650            117             3         80.09      14,918,839.25     105,062.25         72.24        0.3         92.9
651 - 675          117.9           2.1         79.11      32,284,760.00     104,481.42         54.12        1.1           97
676 - 700          117.2           2.8         77.99      53,318,182.40     110,618.64         59.63        1.3         96.3
701 - 725            116             4         76.48      65,269,959.00     121,999.92         45.74        0.6         94.1
726 - 750          116.4           3.6         77.99      78,770,606.00     154,149.91         45.05        0.9         82.8
751 - 775          116.5           3.5         76.89      70,670,693.00     145,114.36         36.31        0.9         90.2
776 - 800            117             3         72.18      61,568,637.00     151,646.89         37.42        5.2         89.8
801 - 825          117.4           2.6         71.72       8,259,293.00     119,699.90         30.18        2.8         96.6
826 - 850          118.7           1.3         75.13         100,000.00      50,000.00         73.77          0         33.9
Total:             116.5           3.5         76.77     408,872,308.65     126,821.44         48.03        1.8         91.4


Minimum: 503
Maximum: 837
Weighted Average: 710.2

Top


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------








This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.